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                                                                 EXHIBIT 10.38.5

                                 FIFTH AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


        Fifth Amendment dated as of January 14, 2000 to Revolving Credit and Term Loan Agreement (the "Fifth Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of November 4, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent") and The CIT Group/Business Credit, Inc. as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fifth Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. LIMITATION ON NEW REVOLVING CREDIT LOANS AND LETTERS OF
CREDIT.

        (a) Notwithstanding anything to the contrary contained in the Credit Agreement and the other Loan Documents, the Borrower hereby agrees that from the Effective Date (as defined in Section 8 hereof) through and including the Revolving Credit Loan Maturity Date (the "Limitation Period"), it will not request to borrow any Revolving Credit Loans, request any Letters of Credit be issued, extended or renewed or borrow any Revolving Credit Loans or request the issuance, renewal or extension of any Letters of Credit (with the parties hereto hereby agreeing that the only Letters of Credit to be outstanding during the Limitation Period shall be the Letters of Credit which have been issued prior to the date hereof). The parties hereto hereby acknowledge and agree that during the Limitation Period the Banks and the Agent shall have no obligation to make Revolving Credit Loans or issue, extend or renew Letters of Credit.

        (b) The parties hereto hereby acknowledge and agree that after the termination of the Limitation Period, the Banks shall have no obligation to make Revolving Credit Loans and the Agent shall have no obligation to issue, extend or renew Letters of Credit.

        SECTION 2. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

        (a) the definition of "Revolving Credit Loan Maturity Date" is hereby amended by deleting the date "November 2, 2001" which appears in such definition and substituting in place thereof the date "March 31, 2000";

        (b) the definition of "Term Loan Maturity Date" is hereby amended by deleting the date "November 2, 2001" which appears in such definition and substituting in place thereof the


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words "The earlier to occur of (a) January 31, 2000 and (b) the date on which the Borrower incurs the Vendor Indebtedness";

        (c) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

               Vendor. That certain vendor of the Borrower which has been previously identified as the "Vendor" to the Banks and the Agent by the Borrower.

               Vendor Indebtedness. Indebtedness of the Borrower to the Vendor incurred pursuant to the Vendor Loan Agreement in the original principal amount of not less than $16,625,000 in the aggregate.

               Vendor Loan Agreement. That certain Loan Agreement dated or to be dated on or after January 13, 2000 between the Vendor and the Borrower and in form and substance satisfactory to the Agent.

               Vixel. Vixel Corporation, a Delaware corporation.

        SECTION 3. AMENDMENT TO SECTION 2.3 OF THE CREDIT AGREEMENT. Section 2.3 of the Credit Agreement is hereby amended by deleting Section 2.3 in its entirety and restating it as follows:

                      2.3. REDUCTION OF TOTAL COMMITMENT. The Borrower shall
               have the right at any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $5,000,000 or a whole multiple of $500,000 in excess thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated, provided, however, notwithstanding the foregoing, from January 1, 2000 through and including the Revolving Credit Loan Maturity Date, the Borrower shall only have the right to terminate the Total Commitment in its entirety and shall not have the right to reduce the Total Commitment by any smaller amount. Promptly after receiving any notice of the Borrower delivered pursuant to this
               Section 2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of such reduction. No reduction or termination of the Commitments may be reinstated.

        SECTION 4. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Section 4.4. of the Credit Agreement is hereby amended by deleting Section 4.4 in its entirety and restating it as follows:

               4.4. OPTIONAL REPAYMENT OF TERM LOAN. The Borrower shall have the right at any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Agent, without premium or penalty (but subject to Section 6.9 hereof), provided, that (a) each partial prepayment shall be in the principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (b) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each


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                                      -3-

        Bank's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal on the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

        SECTION 5. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

        (a) Section 10.1(i) of the Credit Agreement is hereby amended by deleting the text of Section 10.1(f) in its entirety and restating it as follows:

               (i) the (i) Indebtedness evidenced by the Subordinated Debt Documents; and (ii) Vendor Indebtedness, provided, that as to the Vendor Indebtedness, (1) the net proceeds received by the Borrower from such Vendor Indebtedness is in the original principal amount of not less than the aggregate amount of the Term Loans outstanding on such date, together with any and all interest accrued thereon; and (2) the Borrower will use the proceeds received from the Vendor Indebtedness to prepay in full the outstanding amount of the Term Loans, together with any and all interest accured thereon.

        (b) Section 10.2(xii) of the Credit Agreement is hereby amended by deleting the text of Section 10.2(xii) in its entirety and restating it as follows:

               (xii) the (i) liens in favor of the Indenture Trustee to the extent expressly provided in Section 7.07 of the Subordinated Indenture; and (ii) lien solely on the Vixel Stock in favor of the Vendor to secure the Vendor Indebtedness permitted by Section 10.1(i)(ii), provided, that as to lien on the Vixel Stock to secure the Vendor Indebtedness, (1) such lien shall only be permitted to be granted after the aggregate amount of the Term Loans of all the Banks have been repaid in full in cash; and (2) such security interest covers only the Vixel Stock and no other asset of the Borrower or any Subsidiary.

        (c) Section 10.5.2(a)(i) of the Credit Agreement is hereby amended by deleting the words "enter into a sale and leaseback arrangement in respect of the real property located in Rochester, Minnesota in an arms-length transaction for fair and reasonable value" and substituting in place thereof the words "enter into a sale of the real property (together with the fixtures located thereon) located in Rochester, Minnesota in an arms-length transaction for fair and reasonable value so long as immediately prior to the consummation of such sale (1) the aggregate outstanding amount of the Term Loans, including all accrued interest thereon, has been repaid in full in cash and (2) the Borrower has provided to the Agent cash collateral in an amount sufficient to cash collateralize the Maximum Drawing Amount (together with any Reimbursement Obligations and any Unpaid Reimbursement Obligations) of all issued and outstanding Letters of Credit, and the Borrower has executed and delivered to the Agent a cash collateral agreement in respect of such cash collateral in form and substance satisfactory to the Agent with appropriate instructions prohibiting the Borrower's withdrawal of such funds so long as they remain cash collateral".

        SECTION 6. AMENDMENT TO SECTION 11 OF THE CREDIT AGREEMENT. Section 11.1 of the Credit Agreement is hereby amended by deleting the table contained in
Section 11.1 of the Credit Agreement in its entirety and restating it as follows:

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                                      -4-


                           PERIOD                                 AMOUNT
        -------------------------------------------    ------------------------------
        Closing  Date - last day of  Second  Fiscal    $416,000,000
        Quarter, 1999

        First Day of Third Fiscal Quarter, 1999 -      $423,000,000 last day of Third
        Fiscal Quarter, 1999

        First Day of Fourth Fiscal Quarter, 1999 -     $410,000,000 last day of
        Fourth Fiscal Quarter, 1999

        First Day of First Fiscal Quarter, 2000 -      $238,000,000 last day of First
        Fiscal Quarter, 2000

        First Day of Second Fiscal Quarter, 2000 -     $176,000,000 last day of
        Second Fiscal Quarter, 2000

        At any time thereafter                         $155,000,000


        SECTION 7. LIMITED WAIVER. The Borrower has requested that the Banks waive compliance with Section 11.1 of the Credit Agreement for the fiscal quarter ended October 2, 1999. Subject always to compliance by the Borrower with the terms and provisions of the Credit Agreement and the other Loan Documents and the terms and conditions contained herein, from and after the effectiveness of this Fifth Amendment the Banks hereby waive the provisions of Section 11.1 of the Credit Agreement for the fiscal quarter ended October 2, 1999 and solely with respect to the determination of compliance for such fiscal quarter ended October 2, 1999.

        SECTION 8. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall not become effective until the date (the "Effective Date") on which Agent receives the following:

        (a) a counterpart of this Fifth Amendment, executed by the Borrower, the Guarantors and the Banks; and

        (c) payment by the Borrower to the Agent for the pro rata accounts of the Banks an amendment fee of $200,000.

        SECTION 9. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Fifth Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

        SECTION 10. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

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                                      -5-


        SECTION 11. NO WAIVER. Except as expressly set forth in Section 7 hereof, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

        SECTION 12. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 13. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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        IN WITNESS WHEREOF, the parties hereto have executed this Fifth
Amendment as a document under seal as of the date first above written.

                                     WESTERN DIGITAL CORPORATION


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     BANKBOSTON, N.A.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     THE CIT GROUP/BUSINESS CREDIT, INC.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     HELLER FINANCIAL, INC.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     FLEET CAPITAL CORPORATION


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     FINOVA CAPITAL CORPORATION


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------

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                                      -7-


                                     LASALLE BUSINESS CREDIT, INC.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     FINOVA CAPITAL CORPORATION,
                                     SUCCESSOR BY MERGER TO:
                                     FREMONT FINANCIAL CORPORATION


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     FLEET BUSINESS CREDIT CORPORATION
                                     (F/K/A SANWA BUSINESS CREDIT CORP.)


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


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                                      -8-


                            RATIFICATION OF GUARANTY

        The undersigned guarantors hereby acknowledges and consents to the foregoing Fifth Amendment as of January 14, 2000, and agrees that the Guarantee dated as of November 4, 1998 from WD UK, the Guaranty dated as of February 12, 1999 from Connex, Inc. and the Guaranty dated as of September 22, 1999 from SageTree, Inc. in favor of the Agent and each of the Banks remains in full force and effect, and each Guarantor confirms and ratifies all of its obligations thereunder.


                                            CONNEX, INC.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                            WESTERN DIGITAL (U.K.) LIMITED


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                            SAGETREE, INC.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------